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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 2, 2002

                             Bresler & Reiner, Inc.
                             ----------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                          O-6201          52-0903424
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      (State or other jurisdiction    (Commission      (IRS Employer
      of incorporation)               File Number)  Identification No.)

            401 M Street, S. W., Waterside Mall, Washington, DC 20024
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code    (202) 488-8800
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Item 5.   Other Events.

     On October 2, 2002, Bresler & Reiner, Inc. announced that it formed a joint venture with K/FCE Management, LLC ("K/FCE") an affiliate of the Washington, D.C. based developer, The Kaempfer Company, Inc. and of the national developer, Forest City Enterprises, Inc., to redevelop the Waterfront Complex located in the southwest section of Washington, D.C. See press release attached as Exhibit 02.6.

Item  7.  Financial Statements and Exhibits.

(a)       Financial Statements

          None.

(b)       Pro Forma Financial Information

          None

(c)       Exhibits

          02.6  Press Release dated October 2, 2002



                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Bresler & Reiner, Inc.

                                        By: /s/ Sidney M. Bresler
                                            ----------------------
                                            Chief Executive Officer

Date:  October 10, 2002
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